SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
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[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under Rule 14a-12.

                         J.P. Morgan & Co. Incorporated
                (Name of Registrant as Specified in Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     (1)  Title of each class of securities to which transaction applies:
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                                                          Date: November 6, 2000

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between Chase and J.P. Morgan, including future financial and operating results, Chase's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of J.P. Morgan's and Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Forms 10-K of Chase and J.P. Morgan, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov) and in Chase's Registration Statement on Form S-4 referred to below.

Chase has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement-prospectus regarding the proposed transaction. Stockholders are urged to read the definitive joint proxy statement-prospectus when it becomes available because it will contain important information. The definitive joint proxy statement-prospectus will be sent to stockholders of Chase and J.P. Morgan seeking their approval of the proposed transaction. Stockholders also will be able to obtain a free copy of the definitive joint proxy statement-prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement-prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement-prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000), or to J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the materials filed with the SEC by J.P. Morgan and Chase on September 13, 2000 and September 14, 2000, respectively.

[The following slides were used in connection with a presentation on November 6, 2000 by Dina Dublon, Chief Financial Officer of The Chase Manhattan Corporation, at the Finance Managers Meeting in London, England.]

                            FINANCE MANAGERS MEETING

                                NOVEMBER 6, 2000

                                LONDON, ENGLAND

                      DINA DUBLON, CHIEF FINANCIAL OFFICER

                          CHASE MANHATTAN CORPORATION

                          [JP MORGAN LOGO][CHASE LOGO]

MEETS THE CRITERIA FOR SUCCESSFUL MERGERS
-----------------------------------------


     >    STRATEGIC FIT



     >    Experience drives execution and integration



     >    Financially beneficial

KEY DRIVERS OF GROWTH
---------------------


>   UNPARALLELED CLIENT BASE

                                                PEOPLE              EXTENDS
>   LEADING GLOBAL CAPABILITIES              >   &               >  COMPETITIVE
                                                TECHNOLOGY          ADVANTAGE

>   PRODUCT LEADERSHIP IN GROWTH MARKETS

The new competitive model
--------------------------------------------------------------------------------
SERVING THE SPECTRUM OF CLIENTS' NEEDS GLOBALLY


                             ---------                ----------
                                M&A                     Equity
                             ---------                ----------

     -----------
       Private                                                                --------------
       Equity                                                                   Public Debt
     -----------                                                              --------------

-----------                          ---------------
   FX &                                  CLIENT                                    -----------
Derivatives                             ADVISORY                                    Bank Debt
-----------                           RELATIONSHIP                                 -----------
                                     --------------
  ----------                                                                      ---------
   Research                                                                        Sales &
  ----------                                                                       Trading
                                                                                  ---------
        ------------                                                         -------------
         Operating                                                            Structuring
          Services                                                           -------------
        -----------

                                     ------------
                                        Wealth
                                      management

                                     ------------


COMPLEMENTARY STRENGTHS
-----------------------
UNPARALLELED CLIENT BASE


J.P. MORGAN                                        CHASE
-----------                                        -----
X  Blue Chip Investment Grade           X   Non-Investment Grade
X  Europe                               X   New Economy/Emerging Growth
X  Japan                                X   Asia (ex-Japan)
                                        X   Financial Sponsors


                     J.P. MORGAN AND CHASE
                     ---------------------
                     X  Latin America
                     X  U.S. Corporates
                     X  High Net Worth
                     X  Financial Institutions
                     X  Institutional Investors

COMPLEMENTARY STRENGTHS: CLIENT BASE
------------------------------------


> Preliminary overlap of primary Investment Banking clients:


General Industries              12%
Financial Institutions          10%
TMT                              9%

>   Where overlap, often different focus

COMPLEMENTARY STRENGTHS
-----------------------
PRODUCT LEADERSHIP IN GROWTH MARKETS


J.P. MORGAN                                     CHASE
-----------                                     -----
X  Equity Underwriting                      X   New Economy and Asian Equities
X  Equity & Structured Derivatives          X   FX & Interest Rate Derivatives
X  Global M&A - Europe                      X   Global M&A
X  Europe Fixed Income                      X   Syndicated & Leveraged Finance
X  U.S. Asset Management                    X   European & Asian Asset Mgmt.
X  LabMorgan                                X   Chase.com
                                            X   Operating Services


PRODUCT LEADERSHIP IN GROWTH MARKETS
------------------------------------


                                                                      1995-1999
                                                                       COMPOUND

MARKET                                    1999 MARKET SIZE       ANNUAL GROWTH
------                                    ----------------       -------------
Derivatives - OTC                         $88 trillion           35%
Global FX market turnover                 574 trillion           26
Global corporate debt issuance              3 trillion           22
Global syndicated finance                 1.8 trillion           10
Global equity issuance                    467  billion           25
Global M&A                                3.4 trillion           40
European M&A                              1.5 trillion           50
European capital markets issuance         1.3 trillion           31
Emerging markets debt trading(1)          2.2 trillion           17
Private pension fund assets               5.6 trillion           13
Mutual fund assets (U.S.)                 6.8 trillion           25
Private equity investments                182  billion           50

Affluent households (U.S.)                7.1  million           19

Notes:
Sources: Various
(1) 1992-1999

COMPLEMENTARY STRENGTHS - PRODUCTS
----------------------------------


                                   PRO FORMA

PRODUCT                           REVENUE CONTRIBUTION(1)
-------                           -----------------------
Equity Derivatives                90% J.P. Morgan
Syndication                       80% Chase
Credit Derivatives                80% J.P. Morgan
Commodity Derivatives             80% Chase
Futures/Options Derivatives       100% J.P. Morgan

(1) based on September 2000 YTD numbers

PRODUCT LEADERSHIP IN GROWTH SECTORS
------------------------------------
ADVISORY & CAPITAL RAISING - 9 MONTHS PRO FORMA



                                                        RANKED BY          RANKED BY
                                                         $VOLUME          # OF DEALS
SYNDICATED LOANS          Global                            #1
                          U.S.                              #1

BONDS                     Inv. Grade Global                 #4
                          Inv. Grade U.S.                   #2
                          High Yield Global                 #5
                          High Yield U.S.                   #5

ADVISORY                  Global                            #4                 #1
                          U.S.                              #4                 #2
                          Europe                            #4                 #1
                          Euro. Cross-Border                #5                 #1

EQUITY                    Global Offerings                  #7                 #6
                          U.S. Offerings                    #6                 #7
                          U.S. IPOs                         #9                 #5

PRODUCT LEADERSHIP IN GROWTH MARKETS
------------------------------------
AWARDS AND RANKINGS IN RISK MANAGEMENT


                J.P. MORGAN                                           CHASE
                -----------                                           -----
Derivatives House of the Year(1)                      #1 FX Bank Overall(4)

#1 Credit Derivatives(2)                              #1 Interbank Market-Making in London(3)

#1 Complex Risk Management Strategies(3)              Top House Currency Products Overall(5)

#1 Overall Risk Management(3)                         Best Overall Derivatives Dealer(6)

Sources:
(1) IFR, Corporate Finance (4) Global Investor
(2) Institutional Investor (5) Risk
(3) Euromoney              (6) Derivatives Strategy

A LEADER IN WEALTH MANAGEMENT
-----------------------------

                   ASSETS UNDER MANAGEMENT AS OF 12/31/99(1)
                   -----------------------------------------


RANK          US INSTITUTIONS                              AUM ($B)
----          ---------------                              --------
1             Fidelity Investments                         $956
2             Barclays Global Advisors                      783
3             J.P. MORGAN/CHASE PRO FORMA(2)                720
4             State Street Global Advisors                  672
5             Capital Group Cos.                            558
6             Merrill Lynch Asset Mgmt                      557
7             Mellon Financial                              463
8             AXA Financial                                 463
9             Morgan Stanley Dean Witter                    420
10            Citigroup                                     419

NOTES:

Source: Institutional Investor

(1) Global rankings of investment management firms by assets under management ("AUM") (2) Includes $48 billion for pro rata share of American Century; pro forma for Robert Fleming

A leader in wealth management
--------------------------------------------------------------------------------
A BALANCED BUSINESS


   PRO FORMA BY ASSET CLASS(1)                         PRO FORMA BY GEOGRAPHIC REGION(1)
 ------------------------------                      ------------------------------------
CASH/OTHER                      23%                   USA                               65%
EQUITIES                        52%                   INTERNATIONAL                     35%
FIXED INCOME                    25%
                                                      [PRO FORMA BY GEOGRAPHIC REGION(1) PIE CHART]
[PRO FORMA BY ASSET CLASS PIE CHART]


                                 PRO FORMA BY CLIENT(1)
                                 ----------------------
                     INSTITUTIONAL                           60%
                     PRIVATE CLIENT                          40%

                        [PRO FORMA BY CLIENT(1) PIE CHART]

Note:

(1) Assets under management as of 12/31/99. Includes $48 billion for pro rata share of American Century; pro forma for Robert Fleming

MEETS THE CRITERIA FOR SUCCESSFUL MERGERS
-----------------------------------------

   >  Strategic fit

   >  EXPERIENCE DRIVES EXECUTION AND INTEGRATION



   >  Financially beneficial

ABILITY TO INTEGRATE AND EXECUTE
--------------------------------

        >   Track record of successful integrations

        >   Inclusive approach to integration

        >   Common cultural elements

        >   More focused, less complex than prior mergers

        >   Retention driven by opportunity and incentives

EXECUTION AT A FAST PACE IS ON TRACK
------------------------------------

    > Framework for managing the integration in place

    > Uniform tracking tools designed to measure synergies

    > Major U.S. regulatory applications filed

    > Systems and real estate inventories under way

    > 250 top jobs at Investment Bank named

    > Corporate staff announcement in process

    > Strong cultural fit

MEETS THE CRITERIA FOR SUCCESSFUL MERGERS
-----------------------------------------

  >  Strategic fit

  >  Experience drives execution and integration



  >  FINANCIALLY BENEFICIAL

ACCRETIVE TO EPS AS SYNERGIES REALIZED
--------------------------------------


J.P. Morgan fully diluted shares            186 million
Exchange                                    3.7x
                                            ---
Chase Shares Issued                         688 million


Chase 2001 consensus EPS(1)                 $ 4.45


Required earnings from J.P. Morgan          $ 3.1 billion
J.P. Morgan 2001 consensus earnings(1)        2.2 billion
                                            ---
Required break even synergies               $ 0.9 billion

Baseline Synergies (after-tax)              $ 1.2 billion

Note:

(1) As published by First Call (9/00). J.P. Morgan 2001 consensus estimate of $12.06 per share. For analytical purposes only. Does not constitute endorsement of, or concurrence with, any of the estimates by J.P. Morgan or Chase

SYNERGIES DRIVE PROFITABILITY AND GROWTH
----------------------------------------

     >   Incremental revenue of $1 billion

         -  net $400 million after incremental expenses


     >   Savings of $1.5 billion

         -  11% of total relevant combined expenses

         -  Fully in place by end of year 2

         -  Business by business review under way

PRO FORMA LINE OF BUSINESS RESULTS
----------------------------------
($ IN BILLIONS)


                                                                LTM PRO FORMA(1)
                                                                ----------------
                                                                           AFTER-TAX
                                                            REVENUES     CASH EARNINGS
                                                            --------     -------------
                    Investment Banking                       $16.6           $4.0

WELL BALANCED       Wealth Management                          4.0            0.6

                  > Private Equity                             2.6            1.4

HIGHER GROWTH       Operating Services                         3.4            0.6

                    National Consumer Svcs.                    9.9            1.8

Note:
(1) Last twelve months (LTM) ending September 30, 2000; pro forma, including Robert Fleming

PRO FORMA J.P. MORGAN CHASE & CO. (WHOLESALE BANKING)
-----------------------------------------------------
($ BILLIONS)


                  [CASH OPERATING INCOME - 9MOS 00 BARGRAPH]


                        CitiGroup(1)     J.P. Morgan Chase & Co.(2)               MSDW(3)     Merrill Lynch        Goldman Sachs
                        ------------     --------------------------               -------     -------------        -------------
Investment Bank            5.7                   3.7                              3.7         3.1                  2.7
Global Services             --                    .5                               --          --                   --
                           ---                   ---                              ---         ---                  ---
    Total                  5.7                   4.2                              3.7         3.1                  2.7
                           ===                   ===                              ===         ===                  ===

Note: Cash income is after-tax
-----
(1) Includes SSB, Global Relationship Banking, Emerging Markets, Private Banking, Asset Management and Investment Activities

(2) Includes Investment Bank, Wealth Management, Private Equity and Global Services; includes Robert Fleming results since 8/1/00

(3)  Excludes Discover Credit Services

The case for higher valuation


    > Higher growth

    > Leadership drives higher returns

    > Greater diversification/risk reduction

    > Free cash flow generation

    > Completes the platform

RELATIVE STOCK PRICE MOVEMENTS
------------------------------
SINCE 9/4/00



                    10/30 PRICE     %O/(U) 9/13
                    -----------     -----------
CMB                   $43.75             (14%)
AVG. Sec. Firms                          (14%)


                                        P/E(1)
                                        ------
CMB                                      9.82
AVG. Sec. Firms(2)                      15.18
AVG. Large Banks(3)                      9.72

    [RELATIVE STOCK PRICE MOVEMENTS LINE GRAPH, STOCK PRICE AS A PERCENTAGE OF
     CLOSING PRICE ON 9/13]


   DATE        CMB       Average Sec. Firms*
   9/4         111%           103%
   9/5         113%           103%
   9/6         111%           101%
   9/7         113%           100%
   9/8         114%           100%
   9/11        113%           103%
   9/12        104%           102%
   9/13        100%           100%                ANNOUNCEMENT DATE
   9/14        100%           101%
   9/15         97%            98%
   9/18         92%            93%
   9/19         92%            95%
   9/20         92%            94%
   9/21         88%            90%
   9/22         93%            91%
   9/25         93%            93%
   9/26         91%            90%
   9/27         90%            88%
   9/28         92%            91%
   9/29         91%            92%
   10/2         94%            94%
   10/3         92%            94%
   10/4         90%            91%
   10/5         88%            94%
   10/6         85%            88%
   10/9         83%            85%
   10/10        81%            82%
   10/11        80%            83%
   10/12        75%            76%
   10/13        78%            82%
   10/16        78%            83%
   10/17        75%            80%
   10/18        73%            80%
   10/19        77%            84%
   10/20        76%            87%
   10/23        76%            84%
   10/24        79%            86%
   10/25        79%            83%
   10/26        79%            81%
   10/27        84%            83%
   10/30        86%            86%

Notes:
------

(1) P/E Based on 2001 EPS Mean (Source: First Call); P/E Based on Cash EPS for Chase, Merrill Lynch, First Union, Fleet Boston and BankAmerica

(2) Sec. firms represents Goldman Sachs, Merrill Lynch, Citigroup and Morgan Stanley Dean Witter

(3)  Large Banks represents Bank One, First Union, Fleet Boston and BankAmerica

* Average Sec. Firms represents the relative stock price movements of Goldman Sachs, Merrill Lynch, Citigroup and Morgan Stanley Dean Witter

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Chase's and J.P Morgan's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Form 10-K of Chase and J.P. Morgan and in the Registration Statement on Form S-4 filed by Chase on October 5, 2000 with the Securities and Exchange Commission.

The proposed transaction will be submitted to Chase's and J.P. Morgan's stockholders for their consideration. Such stockholders should read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000) or to J.P. Morgan, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of J.P. Morgan and Chase on September 13 and 14, 2000, respectively.